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                    FIRST AMENDMENT TO GUARANTY AGREEMENT


                 THIS FIRST AMENDMENT TO GUARANTY AGREEMENT (this "Amendment") is among: HSRTW, INC. (formerly known as HSR ACQUISITION, INC.), a corporation formed under the laws of the State of Delaware (the "Borrower") and THE CHASE MANHATTAN BANK, N.A., a national banking association, as agent (the "Agent") for the lenders (the "Lenders") that are or become parties to the Credit Agreement defined below.

                               R E C I T A L S

         A. HS Resources, Inc., a Delaware corporation (the "Borrower"), the Agent and the Lenders (as defined in the Credit Agreement as hereafter defined) have entered into that certain Amended and Restated Credit Agreement dated as of June 14, 1996 (the "Credit Agreement"), pursuant to which the Lenders have agreed to make certain loans and extensions of credit to the Borrower upon the terms and conditions as provided therein; and

         B. One of the terms and conditions stated in the Credit Agreement is the execution and delivery to the Agent for the benefit of the Lenders that certain Guaranty Agreement dated as of June 14, 1996 (the "Guaranty Agreement").

         C. Of even date herewith, the Borrower, the Agent and the Lenders are making certain amendments to the Credit Agreement in connection with hedging agreements and in connection therewith, desire to make certain amendments to the Guaranty Agreement.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration and the mutual benefits, covenants and agreements herein expressed, the parties hereto now agree as follows:

         1. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Guaranty Agreement.

         2. The definition of "Liabilities" in Section 1.2 of the Guaranty Agreement is hereby amended to read as follows:

         "Liabilities" shall mean (a) any and all indebtedness, obligations and liabilities of the Borrower pursuant to the Credit Agreement, including without limitation, the unpaid principal of and interest on the Notes, including without limitation, interest accruing subsequent to the filing of a petition or other action concerning bankruptcy or other similar proceeding; (b) any additional loans made by the Lenders to the Borrower; (c) payment of and performance of any and all present or future obligations of the Borrower or any Subsidiary Guarantor under Hedging Agreements now existing or hereafter entered into between the Borrower or any Subsidiary Guarantor and any of the Lenders and permitted by Section 9.01(j) of
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         the Credit Agreement; (d) payment of and performance of any and all present or future obligations of the Borrower or any Subsidiary Guarantor under guaranty arrangements of Hedging Agreements now existing or hereafter entered into between the Borrower or any Subsidiary Guarantor and any of the Lenders and permitted by Section 9.01(m) of the Credit Agreement; (e) any and all other indebtedness, obligations and liabilities of any kind of the Borrower to the Lenders, now or hereafter existing, arising directly between the Borrower and the Lenders or acquired outright, as a participation, conditionally or as collateral security from another by the Lenders, absolute or contingent, joint and/or several, secured or unsecured, due or not due, arising by operation of law or otherwise, or direct or indirect, including indebtedness, obligations and liabilities to the Lenders of the Borrower as a member of any partnership, syndicate, association or other group, and whether incurred by the Borrower as principal, surety, endorser, guarantor, accommodation party or otherwise and permitted by the terms of the Credit Agreement and (f) all renewals, rearrangements, increases, extensions for any period, amendments or supplements in whole or in part of the Notes or any documents evidencing the above.

         3. The parties hereto hereby acknowledge and agree that, except as specifically supplemented and amended, changed or modified hereby, the Guaranty Agreement shall remain in full force and effect in accordance with its terms.

         4. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, OTHER THAN THE CONFLICT OF LAWS RULES THEREOF.

         5. This Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.





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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of June 17, 1996.


GUARANTOR:                          HSRTW, INC.



                                    By:
                                       ---------------------------------------
                                    Name:
                                    Title:


AGENT:                              THE CHASE MANHATTAN BANK, N.A.



                                    By:
                                       ---------------------------------------
                                    Name:   Richard F Betz
                                    Title:  Vice President





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